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                                                               Exhibit 99.B4

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                                                         RECEIPT FOR SHARES

     NUMBER                                                                                           SHARES OF BENEFICIAL INTEREST

----------------                                                                                      -----------------------------


                        AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

ACCOUNT NO.     ALPHA CODE                                                                            -----------------------------
                                                                                                           CUSIP
                                                                                                      -----------------------------
                                                                                                          SEE REVERSE SIDE
                                                                                                          FOR CERTAIN DEFINITIONS

THIS IS TO EVIDENCE that




Is the owner of

                      FULLY-PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $.01 EACH OF THE

---------------------------                                                                           ---------------------------

hereafter called the "Trust", transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
          This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the
Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file with the Secretary of the
Commonwealth of Massachusetts and at the office of the Trust, to all of which the holder, by acceptance hereof assents.
          This Certificate is not valid unless countersigned by the Transfer Agent.
             IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with the Seal of the Trust.

                   Dated:


[SEAL]



                                                         Secretary                                                President



                                                                                 COUNTERSIGNED:
                                                                                      PRUDENTIAL MUTUAL FUND SERVICES, INC.
                                                                                                    (NEW JERSEY)
                                                                                 BY                              TRANSFER AGENT


                                                                                                             AUTHORIZED OFFICER
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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM    --as tenants in common                  UNIF GIFT MIN ACT--............Custodian............
TEN ENT    --as tenants by the entireties                              (Cust)                  (Minor)
JT TEN     --as joint tenants with right                              under Uniform Gifts to Minors Act
             of survivorship and not as
             tenants in common                                        ........................
                                                                              (State)
                 Additional abbreviations may also be used though not in the above list.
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     For value received,........hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------.........................................


 ...............................................................................
                 Please print or typewrite name and address
                   including postal zip code of assignee


 ...............................................................................


 ...............................................................................


 .........................................................................Shares
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint.............................................


 ...............................................................................
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated
     ---------------------------



                                ...............................................






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                THIS SPACE MUST NOT BE COVERED IN ANY WAY

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.